UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material under Rule 14a-12

QUESTAR CORPORATION
(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 10, 2012.

QUESTAR CORPORATION	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 6, 2012
	Date: May 10, 2012	Time: 8:00 AM MDT
Location: 333 South State Street
Salt Lake City
Utah 84111

QUESTAR CORPORATION ATTN: THOMAS C. JEPPERSON 333 SOUTH STATE STREET P.O. BOX 45433 SALT LAKE CITY, UT 84111	You are receiving this communication because you hold shares in the above-named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. ANNUAL REPORT                    2. NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow  è  (located on the following page) and visit: www.proxyvote.com. You may also view at http://www.investor.shareholder.com/questarcorp/financials.cfm.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                              1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  è   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you own shares through a nominee or trustee, in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from such nominee. If you own shares through a nominee or trustee, in order to attend the Annual Meeting, obtain a letter, account statement, or other evidence of the ownership of shares as of March 6, 2012. Directions to the Annual Meeting from the Salt Lake City International Airport are as follows: Merge onto 1-80 Eastbound. Exit at West 600 South. Turn left onto South State Street and head north to 333 South State Street (on the right).

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  è    available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors		You cannot vote by returning this Notice. To vote the shares, you must follow the voting instructions contained in this Notice.

Nominees:

1a.	Teresa Beck

1b.	R. D. Cash

1c.	Laurence M. Downes

1d.	Ronald W. Jibson

1e.	Gary G. Michael

1f.	Keith O. Rattie

1g.	Harris H. Simmons
1h.	Bruce A. Williamson

2. Ratify the selection of Ernst & Young LLP as the Company’s independent auditor.

3. Advisory vote to approve named executive officer compensation.

NOTE: The proxies are authorized to vote at their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.